A Portfolio of

                             Mutual Series Fund Inc.

                                     [LOGO]

This report and the financial statements contained herein are submitted for the general information of the shareholders of Mutual Discovery Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

The shares of Mutual Discovery Fund are offered at the net asset value per share. There are no underwriting discounts or commissions and the Fund receives the full amount of the proceeds paid by the subscribers.




                                   MUTUAL
                                   DISCOVERY
                                   FUND

                                     [LOGO]


                                     ANNUAL
                                     REPORT

                                December 31, 1995


                                     [LOGO]

                              Mutual Discovery Fund
                               Yearly Performance

                                  Total Return*
1993 .............................................................     35.85%
1994 .............................................................      3.62%
1995 .............................................................     28.63%


             Comparison of Changes in Value of $10,000 Investment in
                              Mutual Discovery Fund
                          The S&P 500 and Russell 2000




    [The following table was represented by a chart in the printed material]


        Mutual Discovery        S&P 500             Russell 2000
        ----------------        -------             ------------
'92         10000                10000                  10000
'93         13585                11008                  11890
'94         14077                11153                  11674
'95         18107                15345                  14995


       Average Annual Total Return*
------------------------------------------
      1 Year       2 Year        3 Year
------------------------------------------
      28.63%       15.45%        21.88%
------------------------------------------


--------------------------------------------------------------------------------
  Portfolio manager Michael F. Price has been responsible for the day-to-day management of the Fund since inception.

* Total Return includes changes in share price and reinvestment of dividends and capital gain distributions.

  The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost.
--------------------------------------------------------------------------------

                             MUTUAL SERIES FUND INC.
                           51 John F. Kennedy Parkway
                          Short Hills, New Jersey 07078


                                                              February 20, 1996

TO THE SHAREHOLDERS OF
MUTUAL DISCOVERY FUND:


      Mutual Discovery appreciated 28.6% in 1995 which in absolute terms made for a very good year. Discovery's cash balances averaged 8% through the period and stood at 16% at year end. Given the extraordinary gains in broader market indices such as the S&P 500, the Fund's relative performance certainly lagged, but that is not unexpected in this kind of market. Our mix of "cheap stocks" trading at substantial discounts to their net asset value, securities of companies involved in corporate mergers, acquisitions and spinoffs, as well as distressed/bankruptcy investments is less linked to the market movements generally than to the specifics of each particular investment. To put Discovery's 1995 performance further in perspective, you should note that more than 40% of the Fund's assets are invested in foreign securities, and those markets experienced only nominal gains last year. As we do not profess to predict market movements, we will not sacrifice capital preservation in the hope for highly speculative capital appreciation. The portfolio is designed for bad markets as well as good, and we will clearly sacrifice some upside potential in exchange for downside protection.

      One of the highlights for us in 1995 was the investment in Chase Manhattan Bank. Early in the year our senior banking analyst Ray Garea identified Chase as a substantially undervalued stock at $35 per share with component parts and "hidden assets" worth twice the stock price. At the same time several other financial institutions were demonstrating the viability of monetizing these kinds of assets through either sales or spinoffs in a tax efficient manner. With firm conviction in the values and of a way for Chase to achieve them, the Fund accumulated its position and expressed its views to management over the course of several months. Although Chase ultimately chose a somewhat different course than we originally expected in its effort to enhance shareholder values, i.e. through a merger with Chemical Bank, we have been fully supportive of this approach and very much like the prospects for the combined Chase-Chemical entity.

      Although the Fund has received considerable media attention from the Chase investment, it is important to distinguish between the elements of this investment that are typical for Mutual and those that are quite atypical. As a cheap stock trading at a large discount to its intrinsic value, Chase was a "bread and butter" investment for the Fund. What was unusual was the public persona of this investment and the incorrect perception that the Fund may have had some interest in taking control of Chase. The vast majority of our work is completely out of the public eye, and we know that we are investors, not managers or control players. We have positive, productive relationships with virtually all managements of companies in which we invest, and we believe that these managements respect and appreciate our involvement.

      A more typical example of Mutual's approach involves US West, a regional Bell operating company with extensive cable and cellular interests. In 1994, senior analyst Larry Sondike, who follows telecommunications companies for us, concluded that the stock market was largely ignoring the high growth, low current earning cable and cellular businesses. Over a two year period Mutual accumulated a very significant position in the stock, in the expectation that over time the market would give due credit to all the parts of US West. We also expressed our views to management concerning our perception of the values and various ways to highlight them. In November of 1995, the company announced that it would distribute to shareholders a separate share of the cable and cellular interests in an entity now called US West, Inc.-Media Group. The sum of the two pieces of US West provided close to a 60% return to the company's shareholders last year. We continue to like US West Media Group and believe the stock has significant upside from its current trading price of $21 per share.

      Discovery's investment in Forvaltnings AB Ratos is indicative of how the Fund can apply its value philosophy abroad. Ratos is a family controlled holding company based in Sweden that owns a large portfolio of European equity securities as well as several operating businesses. We first began purchasing the stock in 1995 at what we estimated to be a 60% discount to net asset value. The family has brought in new management to restructure the company by revitalizing underperforming businesses, taking certain of its wholly owned businesses public, and actively managing its equity portfolio. All of these actions are working to close the discount to asset value and to boost shareholder value.

      The growth in our trading and research personnel has provided a full pipeline of ideas that permits us to manage an increasing pool of assets with the same discipline and investment philosophy that we have always utilized. One of our senior analysts, Robert Friedman, recently moved to London, reflecting our increased focus on Europe. Rob's work is complemented by several analysts and traders based here who also spend most of their time on overseas investments. Bull markets do not make it easier for us to find good ideas, but our research and trading capabilities have never been better.

      Additionally, we have significantly increased our shareholder service personnel as well as the physical space and computer capabilities of our office facility. We believe that these changes will enable us to serve you better.



                                            Sincerely,



                                                 MICHAEL F. PRICE, President

                              MUTUAL DISCOVERY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995


                                                       Number         Value
                                                     of Shares       (Note A)
                                                     ---------       --------

COMMON STOCK & OTHER EQUITY INTERESTS (78.39%)
   Aerospace (0.90%)
        * Tracor Inc. ........................       672,100     $    9,745,450
      (A) TransTechnology Corp. ..............       193,300          2,609,550
                                                                 --------------
                                                                     12,355,000
                                                                 --------------
   Banking (7.09%)
        * Affiliated Community Bancorp, Inc. .        77,000          1,337,875
     (A)* American National Bank Corp. .......       291,000          2,837,250
  (A)(R)* Atlantic Bancorp ...................       307,793          3,077,930
     (A)* BNH Bancshares, Inc. ...............     1,123,000          2,105,625
          Banco Central Hispano-Americano, SA        147,600          2,983,411
     (A)  Bell Bancorp .......................       499,300         17,849,975
          Benson Financial Corp. .............        90,000          1,687,500
        * Brooklyn Bancorp, Inc. .............        62,000          2,526,500
        * Calumet Bancorp, Inc. ..............       128,000          3,552,000
          Center Financial Corp. .............       110,000          1,925,000
          Chase Manhattan Corp. ..............       100,000          6,062,500
          Christiania Bank ...................     3,200,000          7,414,413
     (A)* Civic BanCorp ......................       385,866          2,893,995
        * Dime Bancorp Inc. ..................       744,133          8,650,546
        * Farmers & Mechanics Bank ...........        35,219            774,818
          First Defiance Financial Corp. .....       254,000          2,571,750
        * Flushing Financial Corp. ...........        70,000          1,076,250
        * Fokus Bank .........................       670,000          3,611,689
          ISB Financial Corp. ................       290,000          4,350,000
     (A)  Lafayette American Bancorp, Inc. ...       573,513          5,304,995
     (A)* Lafayette American Bancorp, Inc.,
             Warrants ........................        33,422            162,097
          Long Island Bancorp, Inc. ..........        40,000          1,055,000
          Mahaska Investment Co. .............       107,000          1,605,000
  (A)(R)* Monarch Bancorp ....................       800,000          1,080,000
     (A)* Rancho Santa Fe National Bank ......       347,223          1,388,892
        * Riggs National Corp. ...............        20,000            260,000
        * Standard Financial, Inc. ...........        11,483            167,939
          USBANCORP, Inc. ....................       130,000          4,290,000
        * WFS Financial Inc. .................       232,500          4,533,750
                                                                 --------------
                                                                     97,136,700
                                                                 --------------
   Chemicals (1.69%)
     (A)  Cambrex Corp. ......................       388,400         16,070,050
          First Mississippi Corp. ............       269,150          7,132,475
                                                                 --------------
                                                                     23,202,525
                                                                 --------------
   Communications (0.68%)
        * Associated Group Inc., Class A .....        13,900            262,363
        * Associated Group Inc., Class B .....        36,600            695,400
          Granite Broadcasting Corp. .........        90,000            956,250
          Media General Inc., Class A ........       244,300          7,420,613
                                                                 --------------
                                                                      9,334,626
                                                                 --------------
   Computer & Electronic Equipment (0.75%)
     (A)* Continental Information
             Systems Inc. ....................       419,828            944,613
          Linotype-Hell AG ...................        48,900          5,015,821
  (A)(R)* MWCR, L.L.C ........................     4,167,000          4,167,000
        * NBS Technologies Inc. ..............        57,900            190,970
                                                                 --------------
                                                                     10,318,404
                                                                 --------------
   Conglomerates (5.29%)
          Forvaltnings AB Ratos, B Shares ....       948,600         15,750,845
        * Griffon Corp. ......................       315,600          2,840,400
          Harcourt General Inc. ..............       106,900          4,476,438
          Incentive AB, A Shares .............       145,900          6,357,872
          Incentive AB, B Shares .............       104,200          4,540,714
          Investor AB, A Shares ..............       149,750          4,927,985
          Investor AB, B Shares ..............       175,700          5,781,950
          Kinnevik AB, A Shares ..............        10,000            309,546
          Philips Electronics NV .............       351,000         12,660,448
          Philips Electronics NV, ADR ........       182,300          6,540,013
          Semi-Tech (Global) Ltd. ............     5,156,705          8,302,745
                                                                 --------------
                                                                     72,488,956
                                                                 --------------
   Construction (1.48%)
          CalMat Co. .........................       137,800          2,514,850
      (A) Elcor Corp. ........................       669,200         14,555,100
          Lone Star Industries, Inc. .........        54,226          1,355,650
          Republic Gypsum Co. ................       135,000          1,890,000
                                                                 --------------
                                                                     20,315,600
                                                                 --------------
   Consumer Products & Services (6.34%)
          BIC SA .............................        85,300          8,657,781

                                                       Number         Value
                                                     of Shares       (Note A)
                                                     ---------       --------

          CarnaudMetalbox Ltd. Asia ..........       334,000     $    1,334,300
          Dial Corp. .........................       187,100          5,542,838
          Jostens, Inc. ......................       879,800         21,335,150
          Pacific Dunlop Ltd. ................     9,463,600         22,141,631
          RJR Nabisco Holdings Corp. .........       756,100         23,344,588
          Rothmans Inc. ......................        32,300          2,698,868
        * U.S. Industries, Inc. ..............        98,900          1,817,288
                                                                 --------------
                                                                     86,872,444
                                                                 --------------
   Entertainment & Media (6.29%)
        * Alliance Entertainment Corp. .......       959,000          9,110,500
          BHC Communications Inc. ............        11,300          1,067,850
          Comcast Corp., Class A .............        17,000            299,625
          Comcast Corp., Class A,
             Special Non-Voting ..............        71,500          1,300,409
        * ITT Corp. ..........................        34,500          1,828,500
        * Metromedia International
             Group Inc. ......................       500,000          7,000,000
        * US West Inc.,-Media Group ..........     1,092,500         20,757,500
     (A)  Yorkshire-Tyne Tees TV
             Holdings, PLC ...................     3,300,000         34,927,916
        * Young Broadcasting Inc., Class A ...       351,400          9,927,050
                                                                 --------------
                                                                     86,219,350
                                                                 --------------
   Financial Services (2.85%)
          BHC Financial, Inc. ................       156,600          2,818,800
          Dean Witter, Discover & Co. ........       120,000          5,640,000
          Eaton Vance Corp. ..................       140,800          3,977,600
          Finova Group Inc. ..................       240,300         11,594,475
          First USA Inc. .....................        75,000          3,328,125
     (A)* Hamilton Financial Services Corp. ..       459,300            631,538
          Lehman Brothers Holdings Inc. ......       146,200          3,106,750
          United Asset Management Corp. ......       205,700          7,893,737
                                                                 --------------
                                                                     38,991,025
                                                                 --------------
   Food & Beverages (6.09%)
          Brown-Forman Corp., Class B ........       161,800          5,905,700
          Corby Distilleries Ltd., Class A ...        96,800          3,015,355
          Cultor Oy, Series 1 ................       259,800         10,720,525
          Farmer Brothers Co. ................        39,102          5,337,423
      (A) Goodmark Foods, Inc. ...............       580,200         10,298,550
          Heineken Holding NV ................        47,785          7,815,581
          Nutricia Verenigde Bedrijven NV ....        74,000          5,973,383
          Rieber & Son AS, Class B ...........       688,200         14,101,570
          Seagram Company Ltd. ...............       113,900          3,943,787
          Societe Sucriere de Pithiviers SA ..        11,568          5,693,818
          Van Melle NV .......................       155,782         10,656,729
                                                                 --------------
                                                                     83,462,421
                                                                 --------------
   Healthcare (8.24%)
        * Beverly Enterprises, Inc. ..........       156,300          1,660,687
        * FHP International Corp. ............       356,500         10,160,250
          Getinge Industrier AB, B Shares ....     1,039,466         47,249,165
        * Health Systems International, Inc. .       100,000          3,212,500
        * Humana, Inc. .......................       218,400          5,978,700
          Instrumentarium Group, Series A ....       293,400          7,600,514
          Instrumentarium Group, Series B ....       348,100          8,937,713
        * Laboratory Corp. of America ........       399,824          3,748,350
        * Laboratory Corp. of America,
             Warrants ........................        53,685             36,908
        * MDT Corp. ..........................       274,700          1,339,163
          Pharmacia & Upjohn Inc. ............       205,000          7,943,750
        * Tenet HealthCare Corp. .............       725,000         15,043,750
                                                                 --------------
                                                                    112,911,450
                                                                 --------------
   Industrial (4.79%)
          Bayer AG ...........................        31,800          8,424,346
          Bucher Holding AG, Bearer ..........        11,413          6,527,366
          ITT Industries Inc. ................        37,500            900,000
  (A)(R)* MB Motori, L.L.C ...................     9,144,410          9,144,410
        * NMM SpA ............................        10,000            186,100
          SGS Societe Generale de Surveillance
             Holding SA, Class B .............         5,785         11,479,766
          SIG Swiss Industrial Company
             Holding Ltd., Bearer ............         3,925          8,196,924
          SIG Swiss Industrial Company
             Holding Ltd., Registered ........           690            699,567
          Shaw Industries Ltd., Class A ......       461,800          4,061,714
          Shaw Industries Ltd., Class B ......         2,200             19,350
        * Societe Fonciere Financiere et
             de Participations, (FFP) ........        15,090            492,083
          Volvo AB, B Shares .................       757,500         15,480,323
                                                                 --------------
                                                                     65,611,949
                                                                 --------------
   Insurance (6.08%)
          Allmerica Property & Casualty
             Companies, Inc. .................       421,800         11,388,600
          Financial Security Assurance
             Holdings Ltd. ...................        97,500          2,425,313
          Home Beneficial Corp., Class B .....       388,299          9,319,176

                                                       Number         Value
                                                     of Shares       (Note A)
                                                     ---------       --------

          Internationale Nederlanden
             Groep NV ........................        90,732     $    6,048,800
        * ITT Hartford Group Inc. ............        46,500          2,249,438
          Koelnische Rueckversicherungs AG ...        16,757         11,419,930
          Mid Ocean Ltd. .....................       155,400          5,769,225
          National Security Group, Inc. ......        47,430            622,519
          Old Republic International Corp. ...       285,900         10,149,450
        * Provident Companies Inc. ...........       333,100         11,283,763
          Reliable Life Insurance Company,
             Class A .........................        12,414            720,012
        * 20th Century Industries ............        46,500            924,188
          UNI Storebrand AS ..................     1,989,500         10,975,428
                                                                 --------------
                                                                     83,295,842
                                                                 --------------
   Investment Companies (3.50%)
          ASEAN Fund .........................       317,400          5,554,500
          Austria Fund, Inc. .................       185,600          1,554,400
          Baker, Fentress & Co. ..............        25,100            420,425
          Central European Equity Fund Inc. ..       364,000          5,960,500
          G.T. Chile Growth Fund Ltd. ........       260,000         10,530,000
          G.T. Greater Europe Fund Inc. ......       204,400          2,555,000
        * J F Asia Select Ltd. ...............       986,000          1,383,524
          New Age Media Fund, Inc. ...........       105,100          1,563,363
          New Germany Fund Inc. ..............       932,600         10,841,475
        * Oresund Investment AB ..............       361,100          6,782,597
          United Corporations Ltd. ...........        33,147            850,328
                                                                 --------------
                                                                     47,996,112
                                                                 --------------
   Metals (0.60%)
        * Algoma Steel Corp., Ltd. ...........       657,144          2,468,474
        * Algoma Steel Corp., Ltd., Units ....       868,859          4,566,070
        * Bliss & Laughlin Industries Inc. ...       127,100          1,207,450
                                                                 --------------
                                                                      8,241,994
                                                                 --------------
   Natural Resources (4.95%)
     (A)* Aviva Petroleum Inc. ...............       860,000            520,140
     (A)* Aviva Petroleum Inc.,
             Depositary Shares ...............       255,188          1,116,448
        * Dual Drilling Co. ..................       422,400          4,804,800
     (A)* Dual Invest AS, Class B ............       749,100          5,431,341
        * Energy Ventures, Inc. ..............       206,903          5,224,301
        * Mosvold Shipping Ltd. ..............       732,600            554,265
     (A)* Pacific Forest Products Ltd. .......     1,202,000         16,408,729
          Penn Virginia Corp. ................       168,450          5,432,513
        * Transocean Drilling AS .............     1,638,190         28,274,037
                                                                 --------------
                                                                     67,766,574
                                                                 --------------
   Printing & Publishing (3.48%)
          Aamulehti Yhtymae Oy-II ............       282,200          5,887,118
          De Telegraaf Holding NV ............        73,000         10,259,950
        * Editoriale L'Espresso SpA ..........     2,308,000          3,996,851
          Euromoney Publications PLC .........       460,000          7,404,765
          Mirror Group PLC ...................     3,970,000         10,712,624
          Shaw Brothers Ltd. .................     4,704,700          5,171,671
          Toronto Sun Publishing Corp. .......       456,100          4,178,729
                                                                 --------------
                                                                     47,611,708
                                                                 --------------
   Real Estate (2.35%)
        * Gentra Inc. ........................        69,500             67,750
  (A)(R)* MSCW Investors II, L.L.C ...........    10,438,000         16,187,261
          Permian Basin Royalty Trust ........       191,300            621,725
          San Juan Basin Royalty Trust .......       482,900          3,018,125
        * Trizec Corp. Ltd., Class A Warrants      1,131,530          1,177,684
  (A)(R)* Value Property Trust ...............     1,101,955         11,122,913
                                                                 --------------
                                                                     32,195,458
                                                                 --------------
   Retail (4.10%)
          CML Group, Inc. ....................       610,000          3,126,250
          Delchamps, Inc. ....................       224,179          4,567,647
        * Hills Stores Co. ...................        67,393            665,506
        * Home Shopping Network, Inc. ........       425,000          3,825,000
        * Isosceles PLC, Ordinary ............       643,694              9,982
          Melville Corp. .....................       282,000          8,671,500
          Morrison Restaurants Inc. ..........       676,100          9,465,400
          Sears PLC ..........................     6,488,000         10,464,062
          Sears, Roebuck & Co. ...............       148,100          5,775,900
        * Service Merchandise Co., Inc. ......     1,405,000          7,025,000
          Venture Stores, Inc. ...............       668,400          2,255,850
        * The Vons Companies, Inc. ...........         9,100            257,075
                                                                 --------------
                                                                     56,109,172
                                                                 --------------
   Transportation (0.85%)
        * Canadian National Railway Co. ......        52,500            787,500
          Florida East Coast Industries, Inc.          4,000            272,240
     (A)* Maratime Investment Fund Ltd. ......       315,000          3,401,031
     (A)* Mols-Linien A/S ....................       170,635          7,205,222
                                                                 --------------
                                                                     11,665,993
                                                                 --------------
       TOTAL COMMON STOCK &
         OTHER EQUITY INTERESTS ..............                    1,074,103,303
                                                                 --------------
   PREFERRED STOCK (2.10%)
        * Columbia Gas System, Inc.,
             Dividend Enhanced Conv. Stock ...        63,006          2,535,992

                                                      Number
                                                     of Shares
                                                    or Principal       Value
                                                       Amount        (Note A)
                                                    ------------     --------

        * Columbia Gas System, Inc., Pfd. ....       102,878     $    2,533,371
        * Gentra Inc., Priority Pfd. A .......        15,712            250,475
        * Gentra Inc., Pfd. G ................       139,500          1,444,232
          Granite Broadcasting Corp.,
             Series A Conv. Pfd. .............       135,000          7,290,000
        * Hills Stores Co., Pfd. .............        17,136            160,650
        * Isosceles PLC, Series A
             Preference Shares ...............     1,291,300             20,026
          RJR Nabisco Holdings Corp.,
             Class C Pfd. ....................       466,000          2,970,750
          Wang Laboratories, Inc.,
             11.00%, Pfd. ....................       485,721         11,535,872
                                                                 --------------
                                                                     28,741,368
                                                                 --------------
   CORPORATE BONDS AND NOTES (2.32%)
          Aamulehti Yhtymae Oy,
             6.00%, 11/19/98 ............. FIM       367,000            191,404
        * Gentra Inc.,
             7.50%, 12/31/01 ............. CAD     4,296,500          3,432,539
          Kinnevik AB,
             10.50%, 7/21/97 ............. SEK    44,283,000         12,310,260
      (R) MB Motori, L.L.C.,
             Subordinated Note ...............   $ 1,819,516          1,819,516
      (R) MWCR, L.L.C.,
             15.00%, Subordinated Note .......     2,973,753          2,973,753
          Value Property Trust,
             11.125%, 9/29/02 ................    11,131,000         11,131,000
                                                                 --------------
                                                                     31,858,472
                                                                 --------------
   BONDS AND NOTES IN REORGANIZATION (1.36%)
        * CIS Corp., Bank Claim ..............     1,927,860            578,358
        * CIS Corp., Bank Claim,
             Class 7 Escrow Receipts .........     2,126,507            199,892
        * CIS Corp., Bank Claim,
             Class 9 Escrow Receipts .........    13,824,792            124,423
        * Dow Corning Corp.,  Bank Debt ......     3,250,000          2,665,000
        * Dow Corning Corp., 8.15%, 10/15/29..       500,000            416,250
        * Dow Corning Corp., 8.55%, 3/01/01 ..     1,905,000          1,619,250
        * Dow Corning Corp., 9.375%, 2/01/08 .       100,000             86,500
        * Dow Corning Corp., Swap ............     5,833,334          4,725,001
        * Isosceles PLC,
             0%/7.00%, 7/05/03 ........... GBP     5,066,811             78,576
        * Isosceles PLC, Facility A
             Term Loan, 1998 ............. GBP       347,225            309,624
        * Isosceles PLC, Facility B
             Term Loan, 2001 ............. GBP     1,543,223          1,376,108
        * Somerfield Holdings Ltd.,
             Facility A Term Loan, 2000 .. GBP     3,375,800          4,528,443
        * Somerfield Holdings Ltd.,
             Facility B Revolving Credit,
             1998 ........................ GBP     1,446,771          1,940,761
                                                                 --------------
                                                                     18,648,186
                                                                 --------------
   COMPANIES IN LIQUIDATION (0.05%)
        * City Investing Co.,
             Liquidating Trust ...............       100,000             93,750
        * MBO Properties Inc. ................       241,144            602,860
                                                                 --------------
                                                                        696,610
                                                                 --------------
   UNITED STATES GOVERNMENT AND
       GOVERNMENT AGENCY OBLIGATIONS (15.65%)
    U.S. Goverment Agency Obligations (0.35%)
       Federal National Mortgage Association,
             5.76%, 9/03/96 ..................   $ 1,500,000          1,504,219
             5.31%, 12/11/96 .................     3,300,000          3,301,031
                                                                 --------------
                                                                      4,805,250
                                                                 --------------
    U.S. Goverment Agency Discount Notes (12.64%)
       Federal Home Loan Bank System,
             5.60%, 1/02/96 ..................     1,000,000            999,844
             5.50%, 2/20/96 ..................     2,900,000          2,877,847
             5.54%, 2/22/96 ..................     6,000,000          5,951,987
             5.51%, 3/18/96 ..................     7,500,000          7,411,290
       Federal Home Loan Mortgage Corp..
             5.53%, 2/07/96 ..................     2,100,000          2,088,064
             5.53%, 2/15/96 ..................     3,800,000          3,773,732
       Federal National Mortgage Association,
             5.51%, 1/03/96 ..................       400,000            399,878
             5.36%, 1/12/96 ..................       700,000            698,854
             5.44%, 3/07/96 ..................     2,400,000          2,375,669
             5.47%, 3/07/96 ..................     2,200,000          2,177,696
             5.44%, 3/08/96 ..................     2,800,000          2,771,182
             5.42%, 3/13/96 ..................     6,600,000          6,527,004
             5.42%, 3/20/96 ..................     2,900,000          2,864,808
             5.44%, 4/22/96 ..................    10,200,000         10,025,468
             5.45%, 4/22/96 ..................     4,000,000          3,931,556
             5.43%, 5/03/96 ..................    21,000,000         20,612,550
             5.36%, 5/08/96 ..................     8,200,000          8,042,560
             5.36%, 5/09/96 ..................     6,000,000          5,883,900

                                                      Number
                                                     of Shares
                                                    or Principal       Value
                                                       Amount        (Note A)
                                                    ------------     --------

             5.38%, 5/09/96 ..................   $ 3,400,000     $    3,334,210
             5.53%, 5/13/96 ..................     6,000,000          5,880,300
             5.39%, 5/17/96 ..................     7,820,000          7,659,299
             5.32%, 6/03/96 ..................     6,300,000          6,154,470
             5.28%, 6/04/96 ..................     4,000,000          3,908,724
             5.19%, 6/10/96 ..................     6,500,000          6,345,930
             5.26%, 6/14/96 ..................    10,500,000         10,244,934
             5.57%, 6/17/96 ..................     5,200,000          5,071,388
             5.29%, 7/01/96 ..................     4,200,000          4,087,675
             5.26%, 7/02/96 ..................     1,200,000          1,167,731
             5.19%, 7/15/96 ..................    12,000,000         11,655,696
             5.57%, 7/15/96 ..................     6,200,000          6,022,110
             5.29%, 7/26/96 ..................     1,100,000          1,067,174
             5.24%, 8/05/96 ..................     2,000,000          1,936,468
             5.58%, 8/09/96 ..................     7,000,000          6,773,536
             5.31%, 9/27/96 ..................     2,500,000          2,400,625
                                                                 --------------
                                                                    173,124,159
                                                                 --------------
   U.S. Treasury Bills (2.66%)
             5.290%, 2/08/96 .................     4,300,000          4,275,989
             5.225%, 3/07/96 .................     4,000,000          3,964,580
             5.440%, 3/07/96 .................     3,700,000          3,667,236
             5.355%, 4/04/96 .................     4,100,000          4,047,114
             5.360%, 4/04/96 .................     6,000,000          5,922,606
             5.340%, 8/22/96 .................     5,200,000          5,030,662
             5.280%, 9/19/96 .................     3,700,000          3,565,901
             5.290%, 9/19/96 .................     2,400,000          2,313,017
             5.335%, 9/19/96 .................     3,800,000          3,662,277
                                                                 --------------
                                                                     36,449,382
                                                                 --------------
   TOTAL INVESTMENTS IN
     SECURITIES (99.87%) .....................                   $1,368,426,730
                                                                 --------------
   SECURITIES SOLD SHORT (0.17%)
     * Louisiana Land & Exploration Co. ......        53,500        $ 2,293,813
                                                                 --------------

     * Non-income producing securities.
   (A) Affiliated issuers.
   (R) Restricted securities.
       The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

       See notes to financial statements.

   Currency Type Abbreviations:

   Principal amount is stated in United States dollars unless otherwise noted.

      AUD    --     Australian dollar
      GBP    --     British pound
      CAD    --     Canadian dollar
      DKK    --     Danish krone
      NLG    --     Dutch guilder
      FIM    --     Finnish markka
      FRF    --     French franc
      DEM    --     German Deutsche mark
      HKD    --     Hong Kong dollar
      ITL    --     Italian lira
      NOK    --     Norwegian krone
      SGD    --     Singapore dollar
      ESP    --     Spanish peseta
      SEK    --     Swedish krona
      CHF    --     Swiss franc

   Distribution of investments by country:

   As a percentage of total investments in securities

      United States ................................................   55.7%
      Sweden .......................................................    8.7
      United Kingdom ...............................................    6.6
      Norway .......................................................    5.4
      Netherlands ..................................................    4.4
      Canada .......................................................    3.6
      Germany ......................................................    3.1
      Finland ......................................................    2.4
      Switzerland ..................................................    2.0
      Italy ........................................................    1.6
      Australia ....................................................    1.6
      Hong Kong ....................................................    1.1
      France .......................................................    1.1
      Other (individually less than 1%) ............................    2.7
                                                                      -----
      Total                                                           100.0%
                                                                      =====

                              MUTUAL DISCOVERY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1995


                                                        ASSETS
Investments in Securities, at Value
     Unaffiliated Issuers (Cost $1,041,666,772) .................................   $1,176,984,159
     Controlled Affiliated Issuers (Cost $29,884,830) ...........................       29,498,671
     Non Controlled Affiliated Issuers (Cost $133,406,320) ......................      161,943,900     $1,368,426,730
                                                                                    --------------
Cash ...............................................................................................          669,443
Receivables:
     Investment Securities Sold ....................................................................        7,250,172
     Capital Stock Subscribed ......................................................................        5,749,324
     Dividends .....................................................................................        3,106,076
     Interest ......................................................................................          735,623
Deposits with Brokers for Securities Sold Short ....................................................        2,727,276
Other Assets .......................................................................................          442,839
                                                                                                        -------------
         TOTAL ASSETS ..............................................................................    1,389,107,483
                                                                                                        -------------

                                                     LIABILITIES
Payables:
     Net Payable for Foreign Currency Exchange Contracts ...........................................        7,168,986
     Investment Securities Purchased ...............................................................        6,822,331
     Capital Stock Repurchased .....................................................................        1,435,022
     Investment Advisory Fee .......................................................................          882,935
     Accrued Expenses and Other Liabilities ........................................................          282,956
Securities Sold Short, at Value (Proceeds Receivable $2,175,655) ...................................        2,293,813
                                                                                                        -------------
         TOTAL LIABILITIES .........................................................................       18,886,043
                                                                                                        -------------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK .................................................   $1,370,221,440
                                                                                                       ==============
NUMBER OF SHARES OUTSTANDING
     (Authorized -- 100,000,000 Shares, $.001 Par Value) ...........................................       90,356,946
                                                                                                       ==============
NET ASSET VALUE PER SHARE
     (Offering and Redemption Price Per Share) .....................................................   $        15.16
                                                                                                       ==============
                                               COMPOSITION OF NET ASSETS
Paid in Capital ....................................................................................   $1,181,143,956
Distributions in Excess of Net Investment Income ...................................................       (4,232,205)
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions .....................       37,098,017
Net Unrealized Appreciation of Investments and Securities Sold Short ...............................      163,350,650
Net Unrealized Depreciation of Foreign Currency Exchange Contracts and Dividends ...................       (7,138,978)
                                                                                                        -------------
         TOTAL NET ASSETS ..........................................................................   $1,370,221,440
                                                                                                       ==============

See notes to financial statements.

                              MUTUAL DISCOVERY FUND
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995


INVESTMENT INCOME:
Income:
     Dividends -- Unaffiliated Issuers
       (Net of Foreign Withholding -- $1,009,643) ................................     $15,281,239
     Dividends -- Non Controlled Affiliated Issuers
       (Net of Foreign Withholding-- $99,212) ....................................       1,983,911
     Interest ....................................................................      11,428,704
     Other Income ................................................................       1,037,257
                                                                                       -----------
TOTAL INCOME .....................................................................                     $ 29,731,111
Expenses:
     Investment Advisory Fee .....................................................       7,930,967
     Shareholder Servicing Costs .................................................         676,835
     Administrative ..............................................................         412,166
     Custodian Fees ..............................................................         344,950
     Registration and Filing Fees ................................................         172,984
     Legal Fees ..................................................................         143,501
     Shareholder Reports .........................................................          62,167
     Auditing Fees ...............................................................          57,321
     Insurance ...................................................................          21,191
     Directors' Fees and Expenses ................................................          15,743
     Miscellaneous ...............................................................          21,548
                                                                                       -----------
TOTAL EXPENSES ...................................................................                        9,859,373
                                                                                                       ------------
         NET INVESTMENT INCOME ...................................................                       19,871,738
                                                                                                       ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
     Net Realized Gain on Investments and Foreign Currency Transactions
       in Unaffiliated Issuers ...................................................                       76,414,633
     Net Realized Gain on Investments in Non Controlled Affiliated Issuers .......                        6,240,849
     Net Realized Gain on Securities Sold Short ..................................                        2,185,518
     Net Realized Gain on Options Written ........................................                           49,711
     Change in Unrealized Appreciation/(Depreciation) of Investments,
       Securities Sold Short and Foreign Currency Transactions ...................                      129,809,314
                                                                                                       ------------
         NET GAIN ON INVESTMENTS .................................................                      214,700,025
                                                                                                       ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .......................................                     $234,571,763
                                                                                                       ============

See notes to financial statements.

                              MUTUAL DISCOVERY FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                     Year Ended December 31,
                                                                                            ---------------------------------------
                                                                                                   1995                    1994
                                                                                            ---------------           -------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net Investment Income .......................................................          $    19,871,738           $  11,798,727
     Net Realized Gain on Investments and Foreign Currency Transactions ..........               84,890,711              41,000,446
     Change in Unrealized Appreciation/(Depreciation) of Investments .............              129,809,314             (34,473,392)
                                                                                            ---------------           -------------
          NET INCREASE IN NET ASSETS
            FROM OPERATIONS ......................................................              234,571,763              18,325,781
                                                                                            ---------------           -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net Investment Income .......................................................              (11,920,757)             (8,661,931)

     Net Realized Gain on Investments ............................................              (66,854,127)            (43,853,982)
                                                                                            ---------------           -------------
          TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................              (78,774,884)            (52,515,913)
                                                                                            ---------------           -------------
CAPITAL STOCK TRANSACTIONS .......................................................              489,092,918             211,134,601
                                                                                            ---------------           -------------

NET INCREASE IN NET ASSETS .......................................................              644,889,797             176,944,469

NET ASSETS:
     Beginning of Year ...........................................................              725,331,643             548,387,174
                                                                                            ---------------           -------------
     End of Year -- Including Distributions in Excess of Net Investment
       Income of $4,232,205 and Undistributed Net Investment Income of
       $172,580, respectively ....................................................          $ 1,370,221,440           $ 725,331,643
                                                                                            ===============           =============

See notes to financial statements.

                              MUTUAL DISCOVERY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

     Mutual Discovery Fund is a portfolio of Mutual Series Fund Inc. (the "Series Fund"), which is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Series Fund currently consists of four portfolios: Mutual Discovery Fund, Mutual Shares Fund, Mutual Qualified Fund and Mutual Beacon Fund. Each of these portfolios is considered to be a separate entity for financial reporting and Federal income tax purposes. The financial statements and notes include operations with respect to Mutual Discovery Fund (the "Fund") only.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     Security Valuation: Investments in securities and securities sold short that are listed on an exchange or the NASDAQ national market or other securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; however, if there are no sales on that day, such securities are valued at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by management under the direction of the Board of Directors. Fair value reflects what management believes is the bid price for the securities and is based on estimates and assumptions deemed relevant under the circumstances. Actual results could differ from these estimates. Temporary investments are valued at the prevailing market value.

     Restricted Securities: The Fund invests in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by management under the direction of the Board of Directors. It is the Fund's policy that no more than 15%, as determined at the time of investment, of the value of the Fund's assets be invested in restricted securities.

     Foreign Securities: The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the day of valuation. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are converted at the prevailing rate of exchange on the respective date of such transactions.

     Foreign Exchange Contracts: The Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in foreign currencies against fluctuations in relative value. Foreign exchange contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Options Written: When the Fund writes an option, the premium received is recorded as a liability with subsequent daily adjustment to current market value. When the Fund enters into a closing transaction or the option expires or is exercised, the Fund realizes a gain or loss, and the liability is eliminated. All securities covering outstanding options are held in a segregated account by the custodian bank.

                              MUTUAL DISCOVERY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995

     Securities Sold Short: The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

     The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a cash deposit with the broker having a value equal to a specified percentage of the value of the securities sold short.

     Securities Transactions and Investment Income: Securities transactions are recorded on a trade-date basis. Securities gains or losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on the accrual basis, except for bonds trading "flat", in which case interest is recorded when received.

     Dividends and Distributions to Shareholders: Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1995, permanent book and tax differences of $11,905,201, relating to foreign currency transactions, was reclassified from distributions in excess of net investment income to accumulated net realized gains on investments and foreign currency transactions, and $450,565, relating to passive foreign investment companies was reclassified from distributions in excess of net investment income to paid in capital. Net investment income, net realized gain, and net assets were not affected by this change.

     Federal Income Taxes: The Fund qualifies, and intends to continue to meet the requirements for qualification, as a regulated investment company, as defined in applicable sections of the Internal Revenue Code ("Code"). By complying with Code provisions, the Fund is relieved from Federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no Federal income tax provision has been provided.

NOTE B -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Heine Securities Corporation (the "Adviser") as its investment adviser under an investment advisory agreement (the "Agreement"). Certain individuals who are executive officers and a director of the Fund are also executive officers and a director of the Adviser.

     For the year ended December 31, 1995, the Adviser received fees of $7,930,967 for investment management and advisory services under the Agreement. The fee was paid monthly based on average daily net assets at the annual rate of eight-tenths of one percent. Administrative personnel and services were provided at approximate cost by the Adviser.

                              MUTUAL DISCOVERY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995

     Clearwater Securities, Inc. ("Clearwater"), is a registered securities dealer which is owned by Michael F. Price. Since October 1, 1994, the Fund has executed certain security transactions with Clearwater. For the year ended December 31, 1995, the Fund paid brokerage commissions totalling $217,609 to Clearwater.

     The Fund has expense offset arrangements with certain of its service providers. The impact of these arrangements on the Fund's total expenses reflected in the Statement of Operations, is less than .01% of the Fund's average daily net assets.

NOTE C -- INVESTMENT TRANSACTIONS

     Purchases and proceeds from the sale of investment securities (excluding short-term investments) for the year ended December 31, 1995 aggregated $902,450,733 and $663,908,748, respectively.

     For Federal income tax purposes, the identified cost of investments at December 31, 1995 was $1,205,094,441. Net unrealized appreciation for all securities at December 31, 1995, based on Federal income tax cost, amounted to $163,332,289 consisting of aggregate gross unrealized appreciation of $203,266,574 and aggregate gross unrealized depreciation of $39,934,285.

     Transactions in options written during the year ended December 31, 1995 were as follows:

                                                    Principal
                                                    Amount or
                                                    Number of
                                                    Contracts           Premium
                                                    ---------          --------
Options written ..............................       123,000           $ 80,910
Options expired ..............................       (44,000)           (30,830)
Options terminated in closing transactions ...       (43,000)           (27,760)
Options exercised ............................       (36,000)           (22,320)
                                                    --------            --------
Options outstanding at December 31, 1995 .....         -0-                -0-
                                                    ========            ========


NOTE D -- RESTRICTED SECURITIES

     A summary of the restricted securities held at December 31, 1995 follows:

                                                                           Acquisition
Name of Issuer                                                                Date               Value
-------------                                                              ----------            -----
Common Stock & Other Equity Interests
   Atlantic Bancorp ...................................................      6/08/95         $ 3,077,930
   MB Motori, L.L.C. ..................................................     12/07/94           9,144,410
   MSCW Investors II, L.L.C. ..........................................     12/27/95          16,187,261
   MWCR, L.L.C. .......................................................      2/21/95           4,167,000
   Monarch Bancorp ....................................................      3/29/95           1,080,000
   Value Property Trust ...............................................     12/13/93          11,122,913

Corporate Bonds and Notes
   MB Motori, L.L.C., Subordinated Note ...............................      5/23/95           1,819,516
   MWCR, L.L.C., 15.00%, Subordinated Note ............................      3/08/95           2,973,753
                                                                                           -------------
Total restricted securities: (Cost $48,043,962) (3.62% of Net Assets) .                     $ 49,572,783
                                                                                           =============

                              MUTUAL DISCOVERY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995

NOTE E -- INVESTMENT IN AFFILIATES*

                                                                                                                        Dividend
                                             Balance of       Gross                      Balance of                      Income
                                            Shares Held     Purchases     Gross Sales   Shares Held      Value           Jan. 1-
                                              Dec. 31,         and             and        Dec. 31,      Dec. 31,         Dec. 31,
Name of Issuer:                                 1994        Additions      Reductions       1995          1995            1995
---------------                              ---------     ----------       --------     ----------   ------------     ----------
Controlled Affiliates**
MB Motori, L.L.C ......................      5,230,000      3,914,410           --        9,144,410   $  9,144,410           --
MSCW Investors II, L.L.C ..............              0     10,438,000           --       10,438,000     16,187,261           --
MWCR, L.L.C ...........................              0      4,167,000           --        4,167,000      4,167,000           --
                                                                                                      ------------     ----------
    Total Controlled Affiliates .......                                                               $ 29,498,671     $        0
                                                                                                      ============     ==========
Non Controlled Affiliates
American Healthcorp, Inc. .............        440,000           --          440,000              0          ***             --
American National Bank Corp. ..........              0        291,000           --          291,000   $  2,837,250           --
Atlantic Bancorp ......................              0        307,793           --          307,793      3,077,930           --
Aviva Petroleum Inc. ..................        860,000           --             --          860,000        520,140           --
Aviva Petroleum Inc.,
  Depositary Shares ...................        255,188           --             --          255,188      1,116,448           --
BHC Financial, Inc. ...................        487,100           --          330,500        156,600          ***       $   42,706
BNH Bancshares, Inc. ..................              0      1,123,000           --        1,123,000      2,105,625           --
Bell Bancorp ..........................              0        548,200         48,900        499,300     17,849,975        164,460
Bliss & Laughlin Industries Inc. ......        216,400           --           89,300        127,100          ***             --
Cambrex Corp. .........................              0        443,700         55,300        388,400     16,070,050         46,370
Civic BanCorp .........................        385,866           --             --          385,866      2,893,995           --
Continental Information
  Systems Inc. ........................              0        419,828           --          419,828        944,613           --
Dual Invest AS, Class A (A) ...........        395,500           --          395,500              0          ***             --
Dual Invest AS, Class B (A) ...........        353,600        395,500           --          749,100      5,431,341           --
Elcor Corp. ...........................              0        669,200           --          669,200     14,555,100         40,152
First Keystone Financial Inc. .........              0         79,500         79,500              0          ***             --
Goodmark Foods, Inc. ..................        434,800        145,400           --          580,200     10,298,550         75,423
Hamilton Financial
  Services Corp. ......................        459,300           --             --          459,300        631,538           --
Lafayette American
  Bancorp, Inc. .......................        573,513           --             --          573,513      5,304,995         28,676
Lafayette American
  Bancorp, Inc., Warrants .............         33,422           --             --           33,422        162,097           --
Maratime Investment
  Fund Ltd. ...........................        300,000         15,000           --          315,000      3,401,031           --
Mols-Linien A/S .......................              0        170,635           --          170,635      7,205,222           --
Monarch Bancorp .......................              0        800,000           --          800,000      1,080,000           --
Pacific Forest Products Ltd. ..........              0      1,202,000           --        1,202,000     16,408,729           --
Rancho Santa Fe National Bank .........              0        347,223           --          347,223      1,388,892           --
TransTechnology Corp. .................        279,500           --           86,200        193,300      2,609,550         68,673

                              MUTUAL DISCOVERY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


                                                                                                                        Dividend
                                             Balance of       Gross                      Balance of                      Income
                                            Shares Held     Purchases     Gross Sales   Shares Held      Value           Jan. 1-
                                              Dec. 31,         and             and        Dec. 31,      Dec. 31,         Dec. 31,
Name of Issuer:                                 1994        Additions      Reductions       1995          1995            1995
---------------                              ---------     ----------       --------     ----------   ------------     ----------
Non Controlled Affiliates (continued)
Value Property Trust ..................              0      1,101,955           --        1,101,955   $ 11,122,913           --
Wang Laboratories, Inc.
  11.00% Pfd. .........................        108,943        376,778           --          485,721          ***       $1,120,602
Yorkshire-Tyne Tees TV
  Holdings, PLC .......................      2,425,000        975,000        100,000      3,300,000     34,927,916        396,849
                                                                                                      ------------     ----------
        Total Non Controlled Affiliates                                                               $161,943,900     $1,983,911
                                                                                                      ============     ==========

  * Affilated issuers, as defined in the Investment Company Act of 1940, are issuers in which the Fund held 5% or more of the outstanding voting securities.

 ** Issuers in which the Fund owns 25% or more of the outstanding voting securities.

***  As of December 31, 1995 no longer an affiliate.

(A) Name changed from Mosvold Shipping NV.


NOTE F -- FOREIGN CURRENCY EXCHANGE CONTRACTS

     At December 31, 1995, the Fund had various contracts which obligate the Fund to deliver currencies at specified future dates. Open contracts were as follows:

                                                                                                         Net Unrealized
                                                                                                          Appreciation/
                Contracts to Deliver     In Exchange for    Settlement Date          Value               (Depreciation)
                --------------------     ---------------    ---------------      ------------            --------------
Sales
  AUD                31,375,710           $ 23,754,550          2/05/96          $ 23,267,128             $   487,422
  CAD                56,947,820             41,871,470          5/30/96            41,713,108                 158,362
  CHF                60,418,477             51,115,463          3/07/96            52,697,043              (1,581,580)
  DEM                35,477,079             24,580,060          3/15/96            24,759,316                (179,256)
  DKK                46,879,540              8,614,395          1/24/96             8,427,639                 186,756
  ESP               313,952,351              2,515,241          2/16/96             2,568,380                 (53,139)
  FIM               141,354,346             32,703,917          3/01/96            32,483,491                 220,426
  FRF                67,863,059             13,938,640          2/28/96            13,844,691                  93,949
  GBP                53,059,341             82,247,609          2/16/96            82,195,604                  52,005
  HKD                99,592,972             12,866,010          1/10/96            12,879,330                 (13,320)
  ITL             5,572,587,857              3,453,299          3/13/96             3,477,542                 (24,243)
  NLG                51,876,883             32,152,105          3/06/96            32,379,097                (226,992)
  NLG                44,196,044             27,495,361          6/17/96            27,732,800                (237,439)
  NOK               443,741,089             69,853,130          3/08/96            69,992,728                (139,598)
  SEK               437,864,003             60,194,262          2/15/96            65,571,994              (5,377,732)
  SEK                57,841,030              8,744,977          4/19/96             8,620,266                 124,711
  SEK               442,242,294             65,407,874          5/15/96            65,784,941                (377,067)
  SGD                 1,829,307              1,303,065          2/28/96             1,298,453                   4,612
                                          ------------                           ------------             -----------
                                          $562,811,428                           $569,693,551             $(6,882,123)
                                          ============                           ============             ===========

                              MUTUAL DISCOVERY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995



                                                                                                         Net Unrealized
                                                                                                          Appreciation/
                  Contracts to Deliver   In Exchange for    Settlement Date          Value               (Depreciation)
                  --------------------   ---------------    ---------------      ------------            --------------
Purchases
                    $ 1,045,950  AUD         1,425,000          2/05/96           $ 1,056,730              $   10,780
                     24,423,950  CHF        27,821,295          3/07/96            24,265,755                (158,195)
                        561,635  DEM           803,981          3/15/96               561,095                    (540)
                      1,382,649  DKK         7,600,000          1/24/96             1,366,269                 (16,380)
                        406,229  FIM         1,800,000          3/01/96               413,643                   7,414
                      6,294,256  NOK        40,000,000          3/08/96             6,309,330                  15,074
                      8,625,342  SEK        57,841,030          4/19/96             8,620,266                  (5,076)
                     14,213,166  SEK        94,607,905          5/15/96            14,073,226                (139,940)
                    -----------                                                   -----------             -----------
                    $56,953,177                                                   $56,666,314                (286,863)
                    ===========                                                   ===========             -----------
                                                                                                          ($7,168,986)
                                                                                                          ===========

Currency type abbreviations are explained on page 9.


NOTE G -- CAPITAL STOCK

     Transactions in capital stock were as follows:

                                                                          Year Ended December 31,
                                                    -------------------------------------------------------------------
                                                                 1995                                1994
                                                    ------------------------------       ------------------------------
                                                       Shares            Amount             Shares            Amount
                                                    -----------      -------------       -----------      -------------
Shares sold                                          37,915,220      $ 564,612,584        25,791,346      $ 349,245,183
Shares issued in reinvestment of dividends            4,881,866         72,917,495         3,863,893         48,936,310
Shares redeemed                                     (10,251,832)      (148,437,161)      (13,881,531)      (187,046,892)
                                                    -----------      -------------       -----------      -------------
     Net Increase                                    32,545,254      $ 489,092,918        15,773,708      $ 211,134,601
                                                    ===========      =============       ===========      =============

                              MUTUAL DISCOVERY FUND
                              FINANCIAL HIGHLIGHTS

  (Selected data for a share of capital stock outstanding throughout each year)

                                                                  Year Ended December 31,
                                                          --------------------------------------
                                                            1995            1994           1993
                                                           ------          ------         ------
Net Asset Value, Beginning of Year .................       $12.55          $13.05         $10.00
                                                           ------          ------         ------
   Income from Investment Operations:
   Net Investment Income ...........................          .17             .15            .10
   Net Gain on Securities (realized and unrealized)          3.40             .32           3.48
                                                           ------          ------         ------
     Total from Investment Operations ..............         3.57             .47           3.58
                                                           ------          ------         ------
   Less Distributions:
   Dividends (from net investment income) ..........          .14             .16            .09
   Distributions (from capital gains) ..............          .82             .81            .44
                                                           ------          ------         ------
     Total Distributions ...........................          .96             .97            .53
                                                           ------          ------         ------
Net Asset Value, End of Year .......................       $15.16          $12.55         $13.05
                                                           ======          ======         ======
Total Return* ......................................        28.63%           3.62%         35.85%
                                                           ======          ======         ======
Ratios/Supplemental Data:
Net Assets, End of Year (millions) .................       $1,370            $725           $548
Ratio of Expenses to Average Net Assets ............          .99%            .99%          1.07%
Ratio of Net Investment Income to Average Net Assets         2.00%           1.64%          1.17%
Portfolio Turnover Rate ............................        73.23%          72.70%         90.37%

* Total return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
MUTUAL SERIES FUND INC.

     We have audited the accompanying statement of assets and liabilities of Mutual Discovery Fund, a portfolio of Mutual Series Fund Inc. ("Fund"), including the schedule of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Discovery Fund, a portfolio of Mutual Series Fund Inc., at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



                                        /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 9, 1996

                             MUTUAL SERIES FUND INC.

                           51 John F. Kennedy Parkway
                          Short Hills, New Jersey 07078
                         1-800-448-3863     201-912-2100


                               BOARD OF DIRECTORS
                           Michael F. Price (Chairman)
                             Edward I. Altman, Ph.D.
                             Richard L. Chasse, M.D.
                                 Ann Torre Grant
                               Peter A. Langerman
                               Bruce A. MacPherson
                                Barry F. Schwartz
                           Vaughn R. Sturtevant, M.D.
                                 Robert E. Wade

                                    OFFICERS
                           Michael F. Price, President
                    Peter A. Langerman, Exec. Vice President
                        Jeffrey A. Altman, Vice President
                       Robert L. Friedman, Vice President
                          Raymond Garea, Vice President
                       Lawrence N. Sondike, Vice President
                          Edward J. Bradley, Treasurer
                      Stuart C. Pistol, Assistant Treasurer
                     Liz Cohernour, Gen. Counsel & Secretary
                         Lily Simo, Assistant Secretary

                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                              200 Clarendon Street
                                Boston, Ma. 02116

                                     COUNSEL
                      Skadden, Arps, Slate, Meagher & Flom
                                919 Third Avenue
                              New York, N.Y. 10022

                                    CUSTODIAN
                       State Street Bank and Trust Company
                               225 Franklin Street
                                Boston, Ma. 02110

                                 TRANSFER AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, De. 19809